Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, R. Davis Ravnaas, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Quarterly Report on Form 10-Q of Kimbell Royalty Partners, LP for the fiscal quarter ended September 30, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Kimbell Royalty Partners, LP.

/s/ R. Davis Ravnaas
R. Davis Ravnaas
President and Chief Financial Officer of Kimbell Royalty GP, LLC, the General Partner of Kimbell Royalty Partners, LP
(Principal Financial Officer)
November 9, 2017